SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 26, 2001 (March 31, 2001)

PINNACLE WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

400 North Fifth St., P.O. Box 53999, Phoenix, Arizona 85072-3999
(Address of principal executive offices)

(602) 250-1000
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Pinnacle West Capital Corporation consolidated quarterly operating statistics and market, weather and economic indicators for 1999, 2000, and the quarters ending March 31, 2001 and June 30, 2001.
99.2	Pinnacle West Capital Corporation graphical data presentation for the period from January 1, 1999 through June 30, 2001.
99.3	Question & Answer.
99.4	Earnings variance explanations for the periods ended June 30, 2001 and June 30, 2000 excerpted from Management's Discussion and Analysis of Financial Condition and Results of Operations in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001.
99.5	Earnings variance explanations for the periods ended March 31, 2001 and March 31, 2000 excerpted from Management's Discussion and Analysis of Financial Condition and Results of Operations in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001.
99.6	Glossary of Terms.

Item 9.  Regulation FD Disclosure

Pinnacle West is providing quarterly consolidated operating statistics and market, weather and economic indicators ("Information") to help interested parties better understand our business. This information is concurrently being posted to the Registrant's website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect our operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. Pinnacle West is not responsible for any such inaccuracies. Although we may update or correct the Information if we are aware that it has been revised or is inaccurate, we assume no obligation to update or correct the Information and reserve the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: September 26, 2001	By: Michael V. Palmeri
Michael V. Palmeri
Vice President, Finance

PINNACLE WEST CAPITAL CORPORATION
Exhibit Index to Current Report on Form 8-K

Exhibit No.	Description
99.1	Pinnacle West Capital Corporation consolidated quarterly operating statistics and market, weather and economic indicators for 1999, 2000, and the quarters ending March 31, 2001 and June 30, 2001.
99.2	Pinnacle West Capital Corporation graphical data presentation for the period from January 1, 1999 through June 30, 2001.
99.3	Question & Answer.
99.4	Earnings variance explanations for the periods ended June 30, 2001 and June 30, 2000 excerpted from Management's Discussion and Analysis of Financial Condition and Results of Operations in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001.
99.5	Earnings variance explanations for the periods ended March 31, 2001 and March 31, 2000 excerpted from Management's Discussion and Analysis of Financial Condition and Results of Operations in the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001.
99.6	Glossary of Terms.